April 1, 1998


                          COUNTRYWIDE INVESTMENT TRUST

                                MONEY MARKET FUND
                 SUPPLEMENT TO PROSPECTUS DATED JANUARY 1, 1998


         The following should be read in conjunction with the section entitled "Investment Objective and Policies" beginning on page 4 of the Prospectus:

         The Fund may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. Under these contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. GIC investments that do not provide for payment within seven days after notice are subject to the Fund's policy regarding investments in illiquid securities.